SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) April 22, 2004


                     WESTSTAR FINANCIAL SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)




       North Carolina                 000-30515                 56-2181423
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(State or other jurisdiction    (Commission File No.)     (IRS Employer
  of incorporation)                                       Identification number)



                79 Woodfin Place, Asheville, North Carolina 28801
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
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(Former address of principal executive offices)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On April 22, 2004, Weststar Financial Services Corporation (the "Registrant") announced financial results for the first quarter ended March 31, 2004, reporting net income of $152,189. A copy of the press release (the "Press Release") announcing the Registrant's results for the first quarter ended March 31, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
   99.1           Press  Release  dated  April 21,  2004 with  respect  to the
                  Registrant's  financial  results for the first quarter ended
                  March 31, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, the Registrant announced financial results for the first quarter ended March 31, 2004, reporting net income of $152,189. A copy of the Press Release announcing the Registrant's results for the first quarter ended March 31, 2004 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 12.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WESTSTAR FINANCIAL SERVICES CORPORATION



                            By: /s/ Randall C. Hall
                               -------------------------------------------------
                            Randall C. Hall
                            Executive Vice President and Chief Financial Officer



Dated: April 21, 2004


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                                  EXHIBIT INDEX
                                  -------------




Exhibit Number                                            Description of Exhibit
--------------                                            ----------------------

99.1                                                      Press Release




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